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                                  UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)    July 18, 1997





                             PICTURETEL CORPORATION
             (Exact name of Registrant as specified in its charter)


                   Delaware                                 1-9434                 04-2835972
         -------------------------------           ------------------------        -------------------
         (State or other jurisdiction of           (Commission File Number)        (I.R.S. Employer
         incorporation or organization)                                            Identification No.)

         100 Minuteman Road, Andover, MA.                                          01810
         ----------------------------------------                                  ----------
         (Address of Principal Executive Offices)                                  (Zip Code)

         Registrant's telephone number:                                            508-292-5000
         ------------------------------



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Item 5.  Other Events


         On July 15, 1997, the Company released its earnings for the quarter ended June 29, 1997 in a press release which is incorporated by reference herein.




Financial Statements and Exhibits

(a)      Financial Statements of business acquired

Not applicable

(b)       Pro forma financial information

Not applicable

(c)      Exhibits:

10(a)    Press Release dated July 15, 1997
10(b)    Consolidated Statements of Operations (Unaudited)
10(c)    Consolidated Balance Sheets (Unaudited)




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                                    SIGNATURE


         Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                             PICTURETEL CORPORATION





                                    /s/ Richard B. Goldman
                                    --------------------------------------------
                                    Richard B. Goldman
                                    Vice President, Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
                                    July 18, 1997